Investor Presentation

October 2011
EXHIBIT 99.1

Forward-Looking Statements
Except for historical information contained herein, the statements, charts and graphs in this presentation are forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements and the business prospects of Pioneer are subject to a number of risks and uncertainties that may cause
Pioneer's actual results in future periods to differ materially from the forward-looking statements.
These risks and uncertainties include, among other things, volatility of commodity prices, product supply and demand, competition, the ability to obtain environmental and other permits and the timing thereof, other government regulation or action, the ability to obtain approvals from third parties and negotiate agreements with third parties on mutually acceptable terms, litigation, the costs and results of drilling and operations, availability of equipment, services and personnel required to complete the Company's operating activities, access to and availability of transportation, processing and refining facilities, Pioneer's ability to replace reserves, implement its business plans or complete its development activities as scheduled, access to and cost of capital, the financial strength of counterparties to Pioneer's credit facility and derivative contracts and the purchasers of Pioneer's oil, NGL and gas production, uncertainties about estimates of reserves and resource potential and the ability to add proved reserves in the future, the assumptions underlying production forecasts, quality of technical data, environmental and weather risks, including the possible impacts of climate change, international operations and acts of war or terrorism. These and other risks are described in Pioneer's 10-K and 10-Q Reports and other filings with the
Securities and Exchange Commission. In addition, Pioneer may be subject to currently unforeseen risks that may have a materially adverse impact on it. Pioneer undertakes no duty to publicly update these statements except as required by law.
Please see the Appendix slides included in this presentation for other important information.

▪ >20,000 liquids-rich drilling locations in low-risk resource plays
▪ 2011 drilling program focused in the Spraberry and Eagle Ford
 Shale
 – Funded from cash flow and redeployment of Tunisia sale
 proceeds
▪ Vertical integration substantially improves drilling returns
▪ Forecasting 18+% compound annual production growth through
 2014
▪ Forecasted production growth generates ~30% compound annual operating cash flow growth for 2011 - 2014
▪ Attractive derivative positions protect margins; 75% or greater coverage for oil and gas through 2012
▪ Strong financial position
Investment Highlights

PIONEER NATURAL RESOURCES

MBOEPD
111
119
20+%
18+% CAGR
2010
Q1[3]
Q2
Q3E
Q4E
2011
2012E
2013E
2014E

1) Reflects severe weather and delayed delivery of frac fleets in Q1, Spraberry oil transport truck shortfall in Q2 and third-party water injection supply shortages in Alaska in 1H, resulting in estimated annual production loss of 2,500 BOEPD - 3,000 BOEPD

Targeting 18+% Compound Annual Production Growth For 2011 - 2014
 ▪ Forecasting annual production growth of 15+% from 2010 to 2011 and
 20+% from 2011 to 2012
 ▪ Targeting compound annual production growth of 18+% for 2011 - 2014
 ▪ Liquids production increases from ~50% currently to 60% in 2014
109
2) South Africa GTL plant returned to operation and production recommenced as anticipated
3) Reflects Tunisia as discontinued operations
3
125-1312
125 - 130
Expect to be toward
low end of range1

2011 Capital Budget by Asset1,2
2011 Capital Budget
$2.1 B
Spraberry
$1.3 B
Barnett
$210 MM
Other
$100 MM
Alaska
$100 MM
Eagle
Ford Shale
 $120 MM
Vertical
Integration &
Facilities
$0.3 B
1) Capital spending excludes acquisitions, asset retirement obligations, capitalized interest and G&G G&A
2) Eagle Ford Shale midstream development activities are conducted through an unconsolidated affiliate; infrastructure build-out funded from external debt sources beginning in June 2011

1,280
1,405
1,530
1,655
1,780
9.00
8.00
7.00
6.00
5.00
4.00
3.00
NYMEX Gas Price ($/MCF)
60.00
70.00
80.00
90.00
100.00
110.00
120.00
130.00

Capital program funded from:
 ▪ Operating cash flow of $1.4 B - $1.5 B
 ▪ Redeployment of Tunisia sale proceeds
NYMEX Oil Price ($/BBL)
Sensitivity to Commodity Prices ($ MM)

2011 Operating Cash Flow

~$3.1
~$2.6
~$2.0
$1.4 - $1.5
30+% CAGR
2010
2011E
2012E
2013E
2014E

Substantial Operating Cash Flow Growth1
Billions

1) Based on early October strip pricing for remainder of 2011 and $100/bbl and $5/mcf thereafter; includes derivative positions as of August 2, 2011
2) Excludes $0.4 B (from reported cash flow of $1.3 B) attributable to deepwater GOM refunds, insurance recoveries and Tunisia operations
$0.92

Liquidity Position (06/30/11)1
Net debt (net of cash balance of $352 MM): $2.2 B
Unsecured Senior Credit Facility availability: $1.2 B
Net Debt-to-Book Capitalization: 31%
1) Excludes $87 MM of borrowings under PSE’s $300 MM Credit Facility that matures in May 2013
2) Excludes net discounts and deferred hedge losses of ~$86 MM
3) Convertible senior notes due 2038, with first put/call in 2013
4) Excludes ~$65 MM of outstanding letters of credit on Senior Credit Facility
Maturities and Balances2
Unsecured Senior Credit Facility matures in 2016
No bond maturities until 2013
2011
2012
2016
$250 MM
7.20%
2017
$455 MM
5.875%
2028
$450 MM
6.875%
$0 MM4 of
$1.25 B Unsecured Senior Credit Facility
2018
$485 MM
6.65%
2013
$480 MM3
2.875%
$450 MM
7.50%
2020

PIONEER NATURAL RESOURCES

Spraberry Field Gross Production by Operator (MBOED)[1]

47
26
19
15
8
8
5
5
4
4
Pioneer
Endeavor
Concho
Apache
Summit
Laredo
SM Energy
Fasken
JM Cox
Patriot

GAINES
DAWSON
BORDEN
SCURRY
ANDREWS
MARTIN
HOWARD
MITCHELL
MIDLAND
ECTOR
MIDLAND
GLASSCOCK
STERLING
CRANE
UPTON
REAGAN
IRION
0
25
50
Miles

PXD - Largest Spraberry Acreage Holder, Driller and Producer
PXD Acreage
(~900,000 Acres;
~75% HBP)
PERMIAN
BASIN
24 MM acres
20,000+ Future Drilling Locations
1) Based on 2010 data from Railroad Commission of Texas

Spraberry Field

PIONEER
NATURAL RESOURCES

~6,000 ft
Clear-fork
Upper Spraberry
Lower Spraberry
Wolfcamp
~10,000 ft
Strawn
~11,000 ft
Atoka or Miss

Deeper Drilling in Spraberry Increasing EURs

Dean
Limestone Pay
Sandstone Pay
Non-Organic Shale Non-Pay
Organic Rich Shale Pay
Deeper Drilling Plans
 ▪ Strawn: Completing in ~25% of 2011 wells; commingling with upper intervals immediately
 ▪ Atoka: Testing interval in ~10 wells during 2011; will commingle with upper intervals following ~6 month test
 ▪ Mississippian: ~10 wells in 2011; targeting 24 wells to test play
	Wells Completed	Incremental Cost	Single-Zone Peak Rate	Potential Incremental EUR	Prospective PXD Acreage
Strawn	85	$60 M	70 BOEPD	20 - 40 MBOE	40%
Atoka	2	$250 M - $750 M	150 BOEPD	50 - 70 MBOE	25% - 50%
Mississippian	1	$150 M - $250 M	105 BOEPD	15 - 30 MBOE	10% - 20%
Potential to add up to 110 MBOE to EUR from deeper drilling
Current Spraberry 40-acre type curve EUR including Lower Wolfcamp: 140 MBOE
Zones Below Lower Wolfcamp

20-Acre And Waterflood Update

20-Acre Drilling (~13,000 locations)
▪ Drilled 24 wells since 2010; all on production
▪ Capturing pay from Lower Wolfcamp, Strawn and
 shale/silt intervals
▪ Early results indicate production outperforming previous
 110 MBOE type curve for a 40-acre Spraberry/Dean well
▪ Plan to drill 10 - 20 additional wells in 2011
Waterflood Project
▪ Full-scale project underway over 7,000 acres
—Commenced Upper Spraberry water injection Q3 2010
—12 injectors and 110 producers
—Injecting 4,100 BWPD
—$6 - $7 MM capital cost
—LOE savings from water handling
▪ Early results encouraging
– Production decline of project area continues to flatten
– Early production response observed in several wells
– No premature water breakthrough
▪ Ultimate uptick in production expected to be at least
 50% from flooded zone (Upper Spraberry)
Waterflood Facilities
Spraberry Drilling Rig

PIONEER
NATURAL RESOURCES

REAGAN
UPTON
PXD Acreage
PXD Initial Focus Area
Competitor Acreage
Spraberry Field
Zone Landed by Competitor Lateral
Upper Wolfcamp
Middle Wolfcamp
Lower Wolfcamp

Spraberry Horizontal R&D Program

Dean
Lower
Spraberry
Shale
Upper
Wolfcamp
Wolfcamp
Shale
Lower
Wolfcamp
Strawn
Middle
Wolfcamp
Tippett Shale
Leonard Shale
Jo Mill
▪ Planning to continue 1-rig horizontal R&D program to test
 multiple formations in the Spraberry field
 – Expect to drill additional 4-5 wells in Wolfcamp Shale
 zones by year end
▪ Testing first Tippett Shale horizontal
 — ~6,000 foot lateral with 30-stage completion
 ▪ Encouraging results in nearby competitor wells with
 longer laterals in the Tippett Shale
PXD Horizontal Targets
IRION
CROCKETT
STERLING

Vertical Integration and Attractive Service Contracts Contribute To Strong Spraberry Returns
▪ Vertical Integration (Company-owned services)
 – Rigs, frac fleets, pulling units and other well services
▪ Sand supply in place through 2015
▪ Contracted tubulars and pumping units through 2012
▪ Contracted cementing services through 2016
▪ 2011 blended Pioneer and third-party well cost of $1.5
 - $1.6 MM
▪ ~45% IRR before tax1
— Excludes benefit of Strawn, Atoka and Mississippian
1) Commodity prices of $100/bbl and $5/mcf

PIONEER
NATURAL RESOURCES

300
150
0
Q1
Q2
Q3E
Q4E

Rigs	30	35	Increasing to 45 by Year End
Spraberry - Bringing Wells On Production As Expected

2011 Spraberry Wells Put On Production Per Quarter
1) Includes 3 Company-owned and 1 dedicated third-party
2) Includes 4 Company-owned and 2 dedicated third-party
3) Includes 5 Company-owned and 2 dedicated third-party
▪ Increased frac fleets
 from 4 to 6 in May2
▪ 146 wells put on
 production as expected
Adding 7th
frac fleet in
Q43
4 frac
fleets1

PIONEER
NATURAL RESOURCES

34
40
41
2010
Q1
Q2
Q3E
Q4E
2012E
2013E
2014E

Continuing to Accelerate Spraberry Development

Spraberry Net Production1
(MBOEPD)
54 - 59
68 - 74
1) Includes expiration of VPP commitments (3 MBOEPD @ YE 2010 and 4 MBOEPD @ YE 2012)
Rigs	30 @ YE	35 @ mid year	45	45	45
45 - 47
Oil transport truck shortfall
reduced production by ~2
MBOEPD
2011E
(43 - 46 MBOEPD Avg.)
77 - 84
Adding incremental oil
transportation capacity in
Q3

PIONEER
NATURAL RESOURCES

Oklahoma City
Albuquerque
OKLAHOMA
Dallas
TEXAS
Houston
Chihuahua
Comal Co.
Guadalupe Co.
Fayette Co.
Bexar Co.
Gonzales Co.
Lavaca Co.
Wilson Co.
DeWitt Co.
Atascosa Co.
Karnes Co.
Zavala Co.
Frio Co.
Victoria Co.
Goliad Co.
Dimmit Co.
McMullen Co.
Bee Co.
Refugio Co.
Condensate Window
Dry Gas Window
Aransas Co.
San Patricio Co.
Webb Co.
Jim Wells Co.
Duval Co.
Nueces Co.

Eagle Ford Shale: A Burgeoning Liquids-Rich Shale Play

▪ Gross resource potential of play: ~25 BBOE (~150
 TCFE)1
▪ Estimated Gross Production of ~3.5 MMBOEPD by 20202
▪ ~180 rigs currently running in the play
Oil Window
Map source: PXD
1) Source: Tudor, Pickering, Holt & Co.
2) Source: FBR
PXD Acreage Area

PIONEER
NATURAL RESOURCES

GONZALES
DEWITT
GOLIAD
BEE
LIVE OAK
MCMULLEN
CGP Completed (7)
CGP in Q4
JV Acreage
0 2.5 5 10 Miles

17

Eagle Ford Shale Operational Update
▪ Running 12 rigs
 — Current gross well cost: $7 MM - $8 MM
 — Before tax IRRs1: 100+% for rich condensate and ~75% for lean condensate (excludes carry benefit)
 ▪ Average lateral length ~5,500 feet
 ▪ New and existing well performance continues as
 expected
 ▪ Testing white sand proppant in shallower areas
 — 17 wells stimulated using white sand; early well performance similar to direct offset ceramic-stimulated wells
 — Reduces frac cost by ~$700 M
▪ 7 CGPs completed; 8th CGP in Q4
1) Commodity prices of $100/bbl and $5/mcf

Rigs	8	10	12	12
Eagle Ford Shale - Bringing Wells On Production As Expected

2011 Eagle Ford Shale Wells Put On Production Per Quarter
1) Includes 1 Company-owned and 1 dedicated third-party
2) Includes 2 Company-owned and 1 dedicated third-party
▪ Initiated 2 frac fleets
 in April1
▪ 18 wells put on
 production as
 expected
▪ Adding 3rd frac
 fleet2
▪ 8th CGP online
6th and 7th CGPs
 online

PIONEER
NATURAL RESOURCES

2
8
2010
Q1
Q2
Q3E
Q4E
2012E
2013E
2014E

Ramping Up Eagle Ford Shale Development

Eagle Ford Net Production
(MBOEPD)
26 - 30
40 - 45
5
Rigs	7 @ YE	12 currently	14	16	19
14 - 17
2011E
(12 - 15 MBOEPD Avg.)
54 - 60

PIONEER
NATURAL RESOURCES

PXD pad locations
Horizontal wells (PXD & 3rd party)
Current drilling (PXD & 3rd party)
MONTAGUE
WISE

Barnett Shale Combo
▪ Current acreage: ~72 M net acres
 — >600 drilling locations
 — Continuing to grow leasehold position
▪ Acquired ~160 square miles of 3-D
 seismic
 — Permitting additional ~190 square miles
▪ 2 rigs currently drilling
— 14 wells put on production in Q2
 • Average 7-day IP ~350 BOEPD1
— Lateral length: 3,500 ft - 6,000 ft
— Well cost: ~$3 MM
— Gross EUR: ~320 MBOE
— ~45% IRR before tax2
▪ Commenced operating Company-
 owned frac fleet in Q2
▪ Planning to be at 4 rigs in 2012
Barnett Shale Liquids-Rich Area
(42% gas, 42% NGLs, 16% oil)
1) Wet gas stream estimated
2) Commodity prices of $100/bbl and $5/mcf

Combo Play Activity 2008-Present

Ramping Up Barnett Shale Combo Development

Barnett Shale Net Production1
(MBOEPD)
9 - 12
18 - 22
Rigs	1 @ year end	2	4	4	4
2
2011E
(4 - 5 MBOEPD Avg.)
3
Initiated first
Company-
owned frac
fleet
1) 2010 production reflects legacy Barnett Shale gas production; production growth in 2011 - 2014 driven by Barnett Shale Combo development
4 - 6
26 - 31

PIONEER
NATURAL RESOURCES

PIONEER
NATURAL RESOURCES

Pioneer’s Vertical Integration Improves Returns and Enhances Execution
Eagle Ford Shale
 1 frac fleet
 (adding 2nd fleet Q4)
 1 coiled tubing unit
 (adding 2nd unit Q4)
Spraberry
 4 frac fleets
 (adding 5th fleet Q4)
 14 drilling rigs
 Other service equipment1
Year-End 2011
Total Vertical Integration Investment: $440 MM2
Total Frac Horsepower: 225 M
1) Includes pulling units, frac tanks, hot oilers, water trucks, blowout preventers, construction equipment and fishing tools
2) Includes spending in 2011 for additional frac fleets to be delivered mid-2012
Barnett Shale Combo
 1 frac fleet
 1 coiled tubing unit

 Spraberry Eagle Ford Shale Barnett Shale
Combo
Frac Fleets
 Current 4 1 1
 By Year-End 2011 5 2 1
 Fracs/Fleet/Year ~115 ~55 ~60
 Savings Per Frac1 $0.35 MM $1.70 MM $0.75 MM
 Annual Savings2,3 $200 MM $185 MM $45 MM
Rigs and Other Services4
 Annual Savings1 $30 MM - -

Total Annualized Cash Savings
At Year-End 2011 Run Rate $230 MM $185 MM $45 MM
Vertical Integration Significantly Reduces Well Costs

1) Generally reflects current savings vs. longer term contract rates
2) Excludes savings from frac fleets scheduled for delivery in mid-2012
3) Includes direct savings to PXD and charges to third-parties
4) Includes 14 rigs and other service equipment including pulling units, frac tanks, hot oilers, water trucks, blowout preventers, construction equipment and fishing tools
Total PXD Annualized Year-End 2011 Cash Savings: $460 MM

Why Invest In PXD?
Significant Upside Potential From:
▪Oil exposure with large drilling inventory
▪Aggressive Spraberry & Eagle Ford Shale drilling program
▪18+% compound annual production growth for 2011 - 2014
▪30+% compound annual operating cash flow growth for 2011 - 2014
▪Strong returns from vertical integration
▪Margin protection from attractive derivatives
▪Strong balance sheet

Appendix

Pioneer Operations
North Slope
South Africa
Eagle Ford Shale
West Panhandle
Raton
Hugoton
Spraberry
Barnett
2011 Operating Areas
 Total Enterprise Value ($B)  $12
 2011 Capital Budget ($B) $2.1
 YE 2010 Proved Reserves (BBOE) ~1
 YE 2010 Proved + Resource (BBOE) ~3
 1H 2011 Production - 48% Liquids/52% Gas (MBOEPD) 115
Note: 2010 metrics include Tunisia assets sold Q1 2011; operating cash flow includes $0.4 B attributable to deepwater GOM refunds, insurance recoveries and Tunisia operations.

PIONEER
NATURAL RESOURCES

[redacted]

[redacted]

[redacted]

Production (MBOEPD)1
	Q2 ’10	Q3 ’10	Q4 ’10	Q1 ’11	Q2 ’11
Spraberry	32	35	38	40	41
Raton	28	28	28	27	27
Eagle Ford Shale	2	1	2	5	8
South Texas	8	9	9	8	8
Mid-Continent	21	21	20	182	212
Barnett	3	2	2	2	3
Alaska	7	7	6	5	5
Other U.S.	1	1	1	2	1
Total N. America	102	104	106	107	114
S. Africa	6	6	5	4	5
Total	108	110	111	111	119
1) All periods presented have been restated to exclude discontinued operations
2) ~1 MBPD of NGLs inventoried in Q1 due to third-party fractionator downtime and sold in Q2

PIONEER
NATURAL RESOURCES

		Q2 '10	Q3 '10	Q4 '10	Q1 '11	Q2 '11
Spraberry	Oil (BOPD)	15,917	17,257	20,589	23,512	22,950
	NGL (BOEPD)	10,133	10,857	10,341	9,735	10,714
	Gas (MCFD)	38,421	39,127	40,162	39,981	43,085
	Total (BOEPD)	**32,454**	**34,635**	**37,624**	**39,911**	**40,845**
Raton	Oil (BOPD)	-	-	-	-	-
	NGL (BOEPD)	-	-	-	-	-
	Gas (MCFD)	170,290	169,229	168,814	162,036	161,610
	Total (BOEPD)	**28,382**	**28,205**	**28,136**	**27,006**	**26,935**
Eagle Ford	Oil (BOPD)	513	336	566	1,741	3,059
	NGL (BOEPD)	347	213	435	1,348	1,645
	Gas (MCFD)	6,530	3,884	6,511	14,099	20,405
	Total (BOEPD)	**1,948**	**1,196**	**2,086**	**5,439**	**8,105**
South Texas	Oil (BOPD)	57	53	53	100	112
	NGL (BOEPD)	-	-	-	-	-
	Gas (MCFD)	48,375	50,812	50,762	46,251	47,073
	Total (BOEPD)	**8,120**	**8,522**	**8,513**	**7,809**	**7,958**
Mid-Continent	Oil (BOPD)	3,914	4,058	3,584	3,583	4,309
	NGL (BOEPD)	7,309	7,986	7,692	6,134	7,981
	Gas (MCFD)	56,157	52,158	53,908	51,302	52,702
	Total (BOEPD)	**20,583**	**20,737**	**20,261**	**18,267**	**21,074**
Alaska	Oil (BOPD)	6,847	7,019	5,657	4,744	4,984
	NGL (BOEPD)	-	-	-	-	-
	Gas (MCFD)	-	-	-	-	-
	Total (BOEPD)	**6,847**	**7,019**	**5,657**	**4,744**	**4,984**
Barnett	Oil (BOPD)	115	66	99	147	369
	NGL (BOEPD)	968	880	989	884	996
	Gas (MCFD)	9,179	8,287	8,831	7,399	8,278
	Total (BOEPD)	**2,613**	**2,327**	**2,560**	**2,264**	**2,745**
Other US	Oil (BOPD)	84	92	202	100	89
	NGL (BOEPD)	533	590	535	544	504
	Gas (MCFD)	4,965	4,418	4,181	4,102	4,202
	Total (BOEPD)	**1,445**	**1,418**	**1,434**	**1,328**	**1,293**
Total U.S.	Oil (MBOPD)	27,447	28,881	30,750	33,927	35,872
	NGL (BOEPD)	19,290	20,526	19,992	18,645	21,840
	Gas (MCFD)	333,917	327,915	333,169	325,170	337,355
	Total (BOEPD)	**102,390**	**104,060**	**106,271**	**106,767**	**113,938**
S. Africa	Oil (BOPD)	641	445	280	526	616
	NGL (BOEPD)	-	-	-	-	-
	Gas (MCFD)	28,810	31,069	28,143	23,537	24,193
	Total (BOEPD)	**5,443**	**5,623**	**4,971**	**4,449**	**4,648**
Total	Oil (BOPD)	28,088	29,326	31,030	34,453	36,488
	NGL (BOEPD)	19,290	20,526	19,992	18,645	21,840
	Gas (MCFD)	362,727	358,984	361,312	348,707	361,548
	Total (BOEPD)	**107,833**	**109,683**	**111,241**	**111,216**	**118,586**

Production (MBOEPD)1
1) All periods presented have been restated to exclude discontinued operations

PIONEER
NATURAL RESOURCES

$0.67
$2.59
$0.84
$7.76
$1.08
$3.27
$0.82
$7.71
$0.73
$2.61
$0.80
$6.93[2]
$0.78
$3.32
$0.99
$7.83
$0.99
$3.32
$1.06
$7.70

Production Costs (per BOE)1
Production &
Ad Valorem Taxes
VPP-Adjusted3
Workovers
LOE
Third Party
Transportation
Q2 ’10
Production Cost
Q4 ’10
Q3 ’10
$12.88
 Q2 ’11 vs. Q1 ’11 Comparison
 ▪ Q2 natural gas processing benefited
 from increased third-party
 throughput volumes, higher NGL
 price realizations on third-party
 volumes and lower gathering system
 operating costs
Natural Gas
Processing
Q1 ’11
$11.44
1) All periods presented have been restated to exclude discontinued operations
2) Q4 LOE benefited from a non-recurring $10 MM Alaska processing fee recovery (~$1.00/BOE benefit in LOE)
3) See supplemental information slides
$12.48
$0.31
Q2 ’11
$0.39
$10.33
$12.17
($0.13)
$12.43
$13.27
$0.39
($0.25)
$10.94
$13.31
$12.82

VPP - Adjusted Production Costs1
Pioneer presents VPP-Adjusted Production Costs (per BOE) to assist investors in considering the Company’s costs in relation to the total BOEs
(reported sales volumes plus VPP delivered volumes) in connection with which those costs were incurred. VPP-Production Costs (per BOE) are calculated as follows:
     Q2 ’10 Q3 ’10 Q4 ’10 Q1 ’11 Q2 ’11
Production costs as reported (thousands) $ 119,352 $ 133,757 $ 112,014 $ 133,228 $ 138,319

Production (MBOE):
 As reported  9,813 10,091 10,225 10,009 10,791
 VPP deliveries 624 627 622 338 341
  VPP-adjusted production 10,437 10,718 10,847 10,347 11,132

Production costs per BOE:
 As reported  $ 12.17 $ 13.27 $ 10.94 $ 13.31 $ 12.82
 VPP-adjusted $ 11.44 $ 12.48 $ 10.33 $ 12.88 $ 12.43
1) All periods presented have been restated to exclude discontinued operations

PIONEER NATURAL RESOURCES

$4.12
$3.72
$10.76
$4.33
$5.28
$8.39
$3.21
$4.70
$14.86
PXD VPP-Adjusted
CS Gas-Focused
CS Oil-Focused

Source: Credit Suisse
2010 Cash Costs ($ / BOE)1
1) Includes production costs, production taxes, G&A (excluding capitalized G&A for full-cost companies), and interest expense
2) Includes Tunisia production volumes and costs
3) Credit Suisse gas-focused companies include APC, CHK, CRK, CRZO, DVN, EOG, EQT, FST, GMXR, HK, KOG, KWK, NFX, PETD, PVA, ROSE, RRC, SD & UPL
4) Credit Suisse oil-focused companies include APA, BEXP, BRY, DNR, MUR, NBL, OXY, PXD, PXP, REXX, SFY, VQ & WLL
$18.00
G&A
Interest
$18.60
Prod Costs
$22.77
2
3
4
PXD Cash Costs Competitive vs. Peers For 2010

▪ Year-end 2010 proved reserves of 1,011 MMBOE2
▪ 2010 drillbit F&D of $9.96/BOE excluding price revisions
▪ 2010 all-in F&D of $7.30/BOE including price revisions

2010 Reserves1 and F&D
SEC Year-end ’10 Proved Reserves (MMBOE)
Spraberry	549
Raton	209
Mid-Continent	106
South Texas	44
Alaska	25
Eagle Ford	24
Barnett Shale	21
Tunisia	24
Other	9
Total	1,0112
1) Reflects 2010 SEC pricing (12-month average) of $79.28/BBL for oil and $4.37/MMBTU for gas (NYMEX) as compared to 2009 SEC pricing of
 $61.14/BBL for oil and $3.87/MMBTU for gas (NYMEX)
2) 56% liquids / 44% gas; 57% PD / 43% PUD

Oil	Q3 2011	Q4 2011	2012	2013	2014	2015
Swaps - WTI (BPD)	750	750	3,000	3,000	-	-
NYMEX WTI Price ($/BBL)	$ 77.25	$ 77.25	$ 79.32	$ 81.02	-	-
Collars - (BPD)	2,000	2,000	2,000	-	-	-
NYMEX Call Price ($/BBL)	$ 170.00	$ 170.00	$ 127.00	-	-	-
NYMEX Put Price ($/BBL)	$ 115.00	$ 115.00	$ 90.00	-	-	-
Three Way Collars - (BPD)1	32,000	32,000	36,000	31,250	22,000	-
NYMEX Call Price ($/BBL)	$ 99.33	$ 99.33	$ 117.99	$ 120.62	$129.76	-
NYMEX Put Price ($/BBL)	$ 73.75	$ 73.75	$ 80.42	$ 83.32	$88.86	-
NYMEX Short Put Price ($/BBL)	$ 59.31	$ 59.31	$ 65.00	$ 65.76	$70.23	-
% Total Oil Production	~85%	~80%	~75%	~50%	~25%	-

Natural Gas Liquids	Q3 2011	Q4 2011	2012	2013	2014	2015
Swaps - (BPD)	1,150	1,150	750	-	-	-
Blended Index Price ($/BBL)2	$ 51.50	$ 51.50	$ 35.03	-	-	-
Collars - (BPD)	2,650	2,650	-	-	-	-
NYMEX Call Price ($/BBL)	$ 64.23	$ 64.23	-	-	-	-
NYMEX Put Price ($/BBL)	$ 53.29	$ 53.29	-	-	-	-
% Total NGL Production	~15%	~15%	<5%	-	-	-

% Total Liquids	~60%	~55%	~50%	~30%	~15%	-
PXD Open Commodity Derivative Positions as of 8/2/2011 (includes PSE)
1) When NYMEX price is above Call price, PXD receives Call price. When NYMEX price is between Put price and Call price, PXD receives NYMEX price. When NYMEX price is between the Put price and the Short Put price, PXD receives Put price. When NYMEX price is below the Short Put price, PXD receives NYMEX price plus the difference between the Short Put price and Put price
2) Represents weighted average index price of each NGL component price per barrel

Gas	Q3 2011	Q4 2011	2012	2013	2014	2015
Swaps - (MMBTUPD)	117,500	117,500	105,000	67,500	50,000	-
NYMEX Price ($/MMBTU)1	$ 6.13	$ 6.13	$ 5.82	$ 6.11	$6.05	-
Collars - (MMBTUPD)	-	-	65,000	150,000	140,000	50,000
NYMEX Call Price ($/MMBTU)1	-	-	$ 6.60	$ 6.25	$ 6.44	$ 7.92
NYMEX Put Price ($/MMBTU)1	-	-	$ 5.00	$ 5.00	$ 5.00	$ 5.00
Three Way Collars - (MMBTUPD)1,2	200,000	200,000	190,000	45,000	50,000	-
NYMEX Call Price ($/MMBTU)	$ 8.55	$ 8.55	$ 7.96	$ 7.49	$ 8.08	-
NYMEX Put Price ($/MMBTU)	$ 6.32	$ 6.32	$ 6.12	$ 6.00	$ 6.00	-
NYMEX Short Put Price ($/MMBTU)	$ 4.88	$ 4.88	$ 4.55	$ 4.50	$4.50	-
% U.S. Gas Production	~90%	~85%	~80%	~50%	~40%	~5%
PXD Open Commodity Derivative Positions as of 8/2/2011 (includes PSE)
1) Represents the NYMEX Henry Hub index price or approximate NYMEX price based on historical differentials to the index price at the time the derivative was entered into
2) When NYMEX price is above Call price, PXD receives Call price. When NYMEX price is between Put price and Call price, PXD receives NYMEX price. When NYMEX price is between the Put price and the Short Put price, PXD receives Put price. When NYMEX price is below the Short Put price, PXD receives NYMEX price plus the difference between Short Put price and Put price
Gas Basis Swaps	Q3 2011	Q4 2011	2012	2013	2014	2015
Spraberry (MMBTUPD)	20,000	20,000	32,500	2,500	-	-
Price Differential ($/MMBTU)	(0.30)	(0.30)	$ (0.38)	$ (0.31)	-	-
Mid-Continent (MMBTUPD)	100,000	100,000	40,000	10,000	-	-
Price Differential ($/MMBTU)	$ (0.71)	$ (0.71)	$ (0.58)	$ (0.71)	-	-
Gulf Coast (MMBTUPD)	23,500	23,500	53,500	40,000	20,000	-
Price Differential ($/MMBTU)	$ (0.16)	$ (0.16)	$ (0.15)	$ (0.13)	$ (0.14)	-

PIONEER
NATURAL RESOURCES

[redacted]

[redacted]

[redacted]

1) When NYMEX price is above Call price, PSE receives Call price. When NYMEX price is between Put price and Call price, PSE receives NYMEX price. When NYMEX price is between the Put price and the Short Put price, PSE receives Put price. When NYMEX price is below the Short Put price, PSE receives NYMEX price plus the difference between the Short Put price and Put price
2) Represents the weighted average index price of each NGL component price per Bbl
3) Approximate NYMEX price based on differentials to index prices at the date the derivative was entered into
Oil	Q3 2011	Q4 2011	2012	2013	2014
Swaps (BPD)	750	750	3,000	3,000	-
NYMEX Price ($/BBL)	$77.25	$77.25	$79.32	$81.02	-
Collars (BPD) NYMEX Call Price ($/BBL)	2,000 $170.00	2,000 $170.00	- -	- -	- -
NYMEX Put Price ($/BBL)	$115.00	$115.00	-	-	-
Three-Way Collars (BPD)1	1,000	1,000	1,000	1,000	2,000
NYMEX Call Price ($/BBL)	$99.60	$99.60	$103.50	$111.50	$133.00
NYMEX Put Price ($/BBL)	$70.00	$70.00	$80.00	$83.00	$90.00
NYMEX Short Put Price ($/BBL)	$55.00	$55.00	$65.00	$68.00	$75.00
% Oil Production	~90%	~90%	~90%	~85%	~40%
Natural Gas Liquids
Swaps (BPD)	750	750	750	-	-
Blended Index Price ($/BBL)2	$34.65	$34.65	$35.03	-	-
% NGLs Production	~50%	~50%	~50%	-	-
Gas
Swaps (MMBTUPD)	2,500	2,500	5,000	2,500	-
NYMEX Price ($/MMBTU)3	$6.65	$6.65	$6.43	$6.89	-
% Gas Production	~40%	~40%	~80%	~40%	-

% Total Production	~70%	~70%	~80%	~60%	~25%
PSE Derivative Position as of 8/2/2011

PIONEER NATURAL RESOURCES

Unhedged realization
Hedged realization
Realized Price ($/BBL)
$160.00
$150.00
$140.00
$130.00
$120.00
$110.00
$100.00
$90.00
$80.00
$70.00
$60.00
$50.00
Potential Gain
$50.00
$60.00
$70.00
$80.00
$90.00
$100.00
$110.00
$120.00
$130.00
$140.00
$150.00
$160.00
NYMEX Oil ($/BBL)

Three-Way Collars ($75 by $90 by $135 example)
Potential
Opportunity Loss
Realize NYMEX price
plus $15/BBL
(difference between long put
and short put)
Realize $90/BBL
Realize NYMEX price
Realize $135/BBL
Short put at $75/BBL
Long put at $90/BBL
Short call at $135/BBL
Realized Price
NYMEX Price
Three way collars protect downside while providing better
upside exposure than traditional collars or swaps

Future Amortization of Deferred Gains - Discontinued Commodity Hedges1
1)  Deferred gains will increase oil revenues for the periods shown. Excludes deferred hedge losses associated with derivatives terminated in conjunction with the VPPs
 Oil  Gas  NGL
 Total (Cash / Noncash) Total (Cash / Noncash)  Total (Cash / Noncash)
3rd Qtr 2011 9 [9 / -] -  -
4th Qtr 2011 9 [9 / -] -  -
($ Millions)

VPP Expirations
VPP Oil
Obligation
4
MBOEPD
4
By the end of 2012, the entire VPP commitment will expire and provide
a 4 MBOEPD increase in production with no capital requirement
(MMBBLS) Q1  Q2  Q3   Q4 Total
2011 0.3 0.3 0.4 0.4 1.4
2012 0.3 0.3 0.3 0.3 1.2
Schedule of Oil VPP Volumes

PIONEER
NATURAL RESOURCES

Gross Production Per Well (BOEPD)
90
80
70
60
50
40
30
20
10
-
0
12
24
36
48
60

39

140 MBOE Spraberry 40-Acre Type Curve
Month
Strawn / Atoka / Mississippian Potential Not Included
140 MBOE
Spraberry/Dean/Full
Wolfcamp
(70% oil, 20% NGLs, 10% gas)
110 MBOE
Spraberry/Dean/Upper
Wolfcamp
(70% oil, 20% NGLs, 10% gas)
Deeper drilling in Spraberry increasing EURs

PIONEER
NATURAL RESOURCES

Lean Condensate
45% of Acreage
(60 BBL/MMSCF)

Rich Condensate
35% of Acreage
(200 BBL/MMSCF)

Dry Gas
20% of Acreage

Eagle Ford Shale Resource Breakdown
30%
NGL*
50%
Gas
20%
Condensate
20%
NGL*
30%
Gas
100%
Gas
50%
Condensate
*NGLs are 50% ethane, 25% propane, 15% butanes and 10% heavier liquids
~
~
~

PIONEER
NATURAL RESOURCES

Colville
River Delta
Colville River

Alaska - Oooguruk
▪ 1-rig drilling program continues
 targeting Kuparuk and Nuiqsut
 intervals
▪ Second rig to test Torok zone and a
 deeper Ivishak zone (main
 producing zone in Prudhoe Bay)
 during upcoming winter drilling
 season
Torok
Wells
Island Drill
Site
Initial
Development
Area
PXD Acreage
Torok
Area
Torok
Onshore Drill
Site
Ivishak Drill Site
Ivishak Area

PIONEER
NATURAL RESOURCES

Commodity Prices (Oil - $/BBl, Gas - $/MMBtu)
$160
$140
$120
$100
$80
$60
$40
$20
$-
30
25
20
15
10
5
-
Oil/Gas Ratio
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

Oil/Gas Ratio Trending Up Since 2006

Oil Price
Gas Price
Oil/Gas Ratio
Oil/Gas ratio has increased from
5:1 in 2006 to >20:1 recently

F&D Costs and Reserve Replacement
"Finding and development cost per BOE," or “all-in F&D cost per BOE,” means total costs incurred divided by the summation of annual proved reserves, on a BOE basis, attributable to revisions of previous estimates, purchases of minerals-in-place, discoveries and extensions and improved recovery. Consistent with industry practice, future capital costs to develop proved undeveloped reserves are not included in costs incurred.

"Drillbit finding and development cost per BOE," or “drillbit F&D cost per BOE,” means the summation of exploration and development costs incurred divided by the summation of annual proved reserves, on a BOE basis, attributable to technical revisions of previous estimates, discoveries and extensions and improved recovery. Consistent with industry practice, future capital costs to develop proved undeveloped reserves are not included in costs incurred.

“Reserve replacement” is the summation of annual proved reserves, on a BOE basis, attributable to revisions of previous estimates, purchases of minerals-in-place, discoveries and extensions and improved recovery divided by annual production of oil,
NGLs and gas, on a BOE basis.

Certain Reserve Information
Cautionary Note to U.S. Investors --The U.S. Securities and Exchange Commission (the
"SEC") prohibits oil and gas companies, in their filings with the SEC, from disclosing estimates of oil or gas resources other than “reserves,” as that term is defined by the
SEC. In this presentation, Pioneer includes estimates of quantities of oil and gas using certain terms, such as “resource potential,” “resource,” “EUR” or other descriptions of volumes of reserves, which terms include quantities of oil and gas that may not meet the
SEC’s definitions of proved, probable and possible reserves, and which the SEC's guidelines strictly prohibit Pioneer from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being recovered by Pioneer. U.S. investors are urged to consider closely the disclosures in the Company’s periodic filings with the SEC.
Such filings are available from the Company at 5205 N. O'Connor Blvd., Suite 200, Irving,
Texas 75039, Attention Investor Relations, and the Company’s website at www.pxd.com.
These filings also can be obtained from the SEC by calling 1-800-SEC-0330.